                                                                    Exhibit 10.4

                                WARRANT AGREEMENT

                 To purchase LLC Class A Membership Interests of

                                Weigh-Tronix, LLC

                Dated as of June 13, 2000 (the "Effective Date")

     WARRANT AGREEMENT between Weigh-Tronix, LLC, a Delaware limited liability company (the "Company"), and Marconi, Inc. ("Marconi"). Marconi, so long as it is a holder of any warrants hereunder, together with any permitted transferees or assignees who are registered holders of any warrant issued hereunder or a like warrant or warrants issued upon the transfer of such warrant, are sometimes referred to collectively as the "Warrantholders" and individually as a "Warrantholder."

     WHEREAS, Marconi Corporation plc previously entered into a Share Sale and Purchase Agreement dated as of March 8th, 2000, with Weigh-Tronix UK Limited (the "Purchase Agreement"); and

     WHEREAS, in connection with the Purchase Agreement, the Company has agreed to issue Warrants, as hereinafter described, to Marconi for the purchase of certain Interests of the Company, together with any other or additional Interests for which the Warrants may become exercisable in accordance with
Section 8 of this Warrant Agreement; and

     WHEREAS, the Company wishes to set forth among other things, the provisions of such Warrants and the terms and conditions on which such Warrants may be issued, exchanged, exercised, redeemed and replaced.

     NOW, THEREFORE, in consideration of the provisions and the mutual agreements herein set forth, the parties agree as follows:

1.  DEFINITIONS
    -----------

     All capitalized terms used herein and not otherwise defined herein shall the respective meanings set forth in that certain Seconded Amended and Restated Operating Agreement of the Company, dated the date hereof (the "Operating Agreement"), which has been delivered to Marconi in conjunction with the execution and delivery of this Warrant Agreement.

2.  GRANT OF THE RIGHT TO PURCHASE EQUITY
    -------------------------------------

     (a) The Company hereby grants to the Warrantholders and each of the Warrantholders, upon the terms and subject to the conditions hereinafter set forth, warrants (the "Warrants" and each individually "Warrant") to subscribe to and purchase from the Company, an aggregate of Class A Membership Interests equal to the Percentage Interest specified for such Warrant and more particularly described in Section 1.7(d) of the Operating Agreement, the terms of which are hereby incorporated by reference, (the "Warrant Interests") on a fully diluted basis as set forth in the Operating Agreement, but excluding the effect of dilution arising from the issuance of any options or interests to employees pursuant to any plan which is approved by the Company's Board of Managers and is proportionately dilutive generally to all Class A Members, at an aggregate purchase price of $1,980,052.50 (the "Exercise Price"). The number and nature of such Warrant Interests are subject to adjustment as provided in Section 8 hereof.

     (b) Each Warrant, and any additional Warrants which may be issued upon partial exercise, replacement or transfer of such Warrant or Warrants, shall be evidenced by, and subject to the terms of, a Warrant Certificate in the form of Exhibit A attached hereto (together with each of the Appendices thereto, referred to herein as a "Warrant Certificate"), in each case executed on behalf of the Company by the manual or facsimile signature of the President or Vice President of the Company, under its seal affixed or in facsimile, and attested by the Secretary or an Assistant Secretary of the Company. A Warrant Certificate evidencing the Warrants issued to Marconi shall be executed and delivered to Marconi simultaneously with the execution of this Agreement. The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants in a name other than that of the Warrantholder.

     (c) All Warrant Certificates shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. Subject to its compliance with the foregoing, the Company shall be entitled to treat each registered Warrantholder in the Warrant Register as the owner in fact of such Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person or entity, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

3.  TERM OF THE WARRANT AGREEMENT.
    -----------------------------

     Except as otherwise provided for herein, the term of this Warrant Agreement and the right to subscribe and purchase Warrant Interests as granted herein shall commence on the Effective Date and shall be exercisable for a period of ten (10) years from the Effective Date.

4.  EXERCISE OF THE PURCHASE RIGHTS.
    -------------------------------

     (a) The purchase rights set forth in this Warrant Agreement are exercisable by each Warrantholder, in whole or in part, at any time prior to the expiration of the term set forth in Section 2 above), by Marconi's delivery to the Company at its principal office (as noted on Schedule I or subsequently notified to Marconi) of a notice of exercise in the form attached to Appendix I to each Warrant Certificate (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the Exercise Price (or proportionate part thereof in the case of a partial exercise of Warrants) in accordance with the terms set forth below, and in no event later than fifteen (15) days thereafter, the Company shall issue, or cause its transfer agent to issue, to such Warrantholder a revised Schedule I of the

Operating Agreement setting forth the Warrantholder's Class A Membership Interest in the Company (and, if requested by the Warrantholder and to the extent that Class A Member Interests are then being certificated, a certificate therefor) and shall deliver a Warrant Certificate for the amount of Warrant Interests, if any, which remain subject to future purchases, if any. Upon becoming a Class A Member, the Warrantholder shall be entitled, and subject, to all of the rights, privileges, obligations and restrictions attributable to a Class A Membership Interest as set forth in the Operating Agreement.

     The Exercise Price may be paid at each Warrantholder's election either by cash, or by check or wire transfer of immediately available funds.

5.  RIGHT OF COMPANY TO REQUIRE EXERCISE OF WARRANT.
    -----------------------------------------------

     The Company may require that the Warrantholder exercise all of its Warrant Interests hereunder upon either of the following events (either, a "Forced Exercise Event"):

     (a) the admission to any regulated stock exchange, over-the-counter market or any investment exchange of any securities of any class of the Company or any member of the Company's Group (as defined) below; or

     (b) the sale or disposal (whether by asset sale, stock sale, merger or consolidation or otherwise) of all or such part of the business and assets of the Company which represents at least fifty percent (50%) in value of the Company's Group, whether in one transaction or a series of related transactions.

     The term "Company's Group" shall mean the Company, its successors and any wholly-owned subsidiary of the Company. In the event the Company or any such entity is the subject of a merger, consolidation or other event whereby it is not the surviving entity, this definition shall be construed so as to include reference to the surviving or resulting entity.

     In connection with any Forced Exercise Event, the Company may elect to force all Warrant Interests to be exercised by delivering to the Warrantholder a written notice of such election (the "Forced Exercise Notice") in which event the Warrantholder shall, within sixty (60) days of the Forced Exercise Notice, deliver to the Company the full Exercise Price for all outstanding Warrant Interests then held by the Warrantholder, at which time the Company shall take the actions described in paragraph 4 hereof to reflect the Warrantholder's acquisition of its Class A Membership Interest. If the Warrantholder fails to deliver the full Exercise Price as so required by the end of such 60-day period, then all Warrant Interests then held by the Warrantholder shall be deemed cancelled and of no further force or effect and all of Warrantholder's rights hereunder shall automatically be terminated without the necessity of further action and for the avoidance of doubt, the Warrantholder shall not be obliged to pay the Exercise Price.

     The Forced Exercise Notice shall contain reasonable details of the Forced Exercise Event to which such notice relates including details of the proposed admission, sale or disposal price, other salient financial information and the proposed timetable to implementation.

6.  NO RIGHTS AS MEMBER.
    -------------------

     This Warrant Agreement does not entitle the Warrantholders to any voting rights or other rights as a member of the Company prior to the exercise of this Warrant; provided however, that the rights of the Warrantholder hereunder with respect to the exercise of the Warrant Interests shall be specifically enforceable in accordance with applicable law.

7.  WARRANTHOLDER REGISTRY.
    ----------------------

     The Company shall maintain a registry showing the name and address of the registered holders of Warrants, which registry shall be open to inspection by the Warrantholders without charge upon reasonable advance request.

8.  ADJUSTMENT RIGHTS.
    -----------------

     If the Company at any time shall, by combination, reclassification, exchange, split or subdivision of securities or other alteration of the capital structure (including, without limitation, the rights attaching to the equity classes of the Company and conforming of Interests under the Operating Agreement) of the Company (as so described, a "Restructuring Event"), change the number or nature of securities as to which purchase rights under the Warrant Agreement exist, then the Warrantholder shall thereafter be entitled to receive, upon any exercise of the Warrant Interests, the number and kind of securities of the Company or successor entity which are equivalent in proportionate share, right and value to those securities which would have been received by the Warrantholder if the Warrantholder had exercised its Warrant immediately prior to such Restructuring Event. All such adjustments in the number and kind of securities to be issued pursuant to the Warrant Interest shall be determined by the Board of Managers in good faith and on the same basis as all adjustments made with respect to all Class A Member Interests generally. The purpose of the foregoing provisions is to assure that the terms of this Warrant Agreement shall continue to be applicable in the same manner and to the same extent in relation to the Warrant Interests with respect to any new or alternative securities distributable or available as a result of any Restructuring Event.

     As soon as practicable upon the Board of Managers becoming aware of a possible Restructuring Event, and in any case, not later than sixty (60) days before the occurrence of any Restructuring Event, the Company shall give written notice to the Warrantholders setting forth in reasonable detail the nature of, and timetable for implementation of, the Restructuring Event requiring any adjustment, salient financial information relating thereto, the method by which any such adjustment was determined, and the resulting number of Class A Membership Interests or equivalent securities subject to purchase hereunder after giving effect to such adjustment. The Company shall procure that the equity in its capital issued on exercise of the Warrant will rank at least pari passu with existing ordinary equity capital of the Company being, at the date hereof, Class A Member Interests.

9.  NOTICE TO WARRANTHOLDER OF CAPITAL EVENTS.
    -----------------------------------------

     The Company agrees to give to the Warrantholder, at least sixty (60) days in advance thereof, written notice of any of the following events (each a "Capital Event") describing such event and the timetable for implementation thereof in reasonable detail:

          (i) the admission to any regulated stock exchange, over-the-counter market or any investment exchange of any securities of any class in either the Company or of any member of the Company's Group;

          (ii) the disposal of either of the whole of the business or undertaking of the Company's Group or of such part thereof which represent not less than 30% in value thereof, in one or a series of related transactions (including, without limitation, in each case which involves the disposal of the capital of any member of the Company's Group), but excluding disposals of the stock in trade of the Company's Group in the ordinary course of trading;

          (iii) any disposal or other transaction, whether one or a series of related transactions, as a result of which there is a change in the ability to appoint a majority of the Board of Managers (or equivalent members of the senior management) of the Company or of any member of the Company's Group or in the right to manage the business or strategy of any member of the Company's Group, provided that where any person who is not presently a Class A Member (either alone or together with persons acting for such person) acquires the right to control 30% or more of the Membership Interests of the Company, such acquisition shall be deemed in any case to constitute such a change; and

          (iv) the disposal, whether in one or a series of related transactions of all, or at least 30%, of the Membership Interests (of the Company) or of the equity securities of any member of the Company's Group, whether effected by way of statutory merger or consolidation or otherwise;

          (v) the possible liquidation, dissolution and winding-up of any member of the Company's Group with detail of possible value/surplus, salient financial information relating thereto and the timetable to implementation thereof; and

          (vi) the proposed declaration or payment by the Company of any dividend or distribution, whether in cash, property or assets (of any nature) or Interests or the proposed grant of any subscription or acquisition rights or proposed redemption or repurchase of any of the Company's equity interests.

The foregoing obligation of the Company to give timely notice of any Capital Event is for the purpose of better enabling the Warrantholder to determine if and when it may wish to exercise all or any part of its Warrant Interests hereunder and so as to enable the Warrantholder, if it so elects, to participate as a Class A Member in such Capital Event.

     The Company's successor corporation shall give the Warrantholder notice as promptly as practicable (and in any event within five (5) business days) after
(a) the giving of any notice by any of the Berkshire Members (as defined in the Members' Agreement) pursuant to Section 2.11(b) of the Members' Agreement that requests such corporation to file a registration statement or (b) the giving of any notice by the Company's successor corporation pursuant to Section 2.11(c) of the Members' Agreement that such corporation determines to file a registration statement under the Securities Act. Such notice by the Company's successor corporation shall include reasonable detail relating to the registration request, salient financial information and the timetable for implementation thereof.

10.  FURTHER CONDITIONS TO BECOMING A CLASS A MEMBER.
     -----------------------------------------------

The Warrantholder agrees that (i) its right to exercise the Warrant Interests and receive any Class A Membership Interest is expressly conditioned upon its contemporaneous execution and delivery of a counterpart copy of the Operating Agreement and the related Amended and Restated Members' Agreement of the Members of the Company, dated as of June 13, 2000 (the "Members' Agreement"), to the effect that, as a new Class A Member, it shall be subject in all respects to the terms and conditions of each of the Operating Agreement and Members' Agreement, and (ii) upon becoming a Class A Member, it shall also be obligated to join with other Class A Members in executing, delivering and complying with any "Lock-Up" or similar agreements limiting sale or transfer of Class A Member Interests during any proposed offering of securities of the Company or the Company's Group, to the extent such restrictive arrangements may be required as to Class A Members proportionately and generally by underwriters or investment bankers in conjunction with such offering event.

11.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     (a) Due Authority. The execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholders of the right to acquire the Warrant Interests upon exercise of the Warrants granted hereby, have been duly authorized by all necessary membership action on the part of the Company, and this Warrant Agreement is not inconsistent with the Company's certificate of organization or Operating Agreement, each as amended to date, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant Agreement and the Warrants evidenced hereby constitute legal, valid and binding agreements of the Company, enforceable against it in accordance with their terms.

     (b) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement.

     (c) Issued Interests. All issued and outstanding LLC Interests of equity ownership and other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding LLC Interests of equity ownership and other securities of the Company were issued in full compliance with all applicable Federal and state securities laws. In addition, no member of the Company has anti-dilution rights or preemptive rights to purchase new issuances of the Company's equity ownership that would be triggered in either case in connection with the issuance or exercise of the Warrants.

     (d) Exempt Transaction. The issuance of the Warrant Interests upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act of 1933, as amended, and (ii) the qualification requirements of applicable state securities laws.

     (e) Capital Structure. All Membership Interests (or other equity interests) in the Company are as described in the Operating Agreement. Except to the extent set forth or disclosed in the Operating Agreement, there are no outstanding warrants, options, preemptive rights or similar rights to acquire any Membership Interests (or other equity interest) in the Company.

12.  TRANSFERS.
     ---------

     This Warrant Agreement and all rights hereunder may not be transferred, sold, assigned or encumbered by the Warrantholder; provided however the Warrant Agreement may be transferred in whole or in part by a Warrantholder to any member of the Marconi Group or as permitted under the Members' Agreement. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Appendix II to each Warrant Certificate (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

     The term "Marconi Group" shall mean Marconi Corporation plc and its Affiliates.

13.  MISCELLANEOUS.
     -------------

     (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement and the Warrants granted hereunder and evidenced hereby shall be binding upon any successors or assigns of the Company.

     (b) Reports. The Company shall provide to the Holders any and all reports, accounts and other information made generally available to the Class A or other Members of the Company in the same form and at the same time as such Members.

     (c) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholders relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (d) Governing Law. This Warrant Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery; upon confirmed receipt if sent by facsimile transmission; five (5) days after deposit in the United States mail, first class, postage prepaid; or one (1) day after delivery by overnight courier, addressed (i) to the Warrantholder at its address set forth on Schedule 1 hereto; and (ii) to the Company at its address set forth on Schedule 1 hereto or at such other address as any such party may subsequently designate by written notice to the other party.

     (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance or injunction for any default where the Warrantholders will not have an adequate remedy at law and where damages will not be readily ascertainable.

     (g) No Impairment of Rights. The Company will not, by amendment of its corporate charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholders against impairment.

     (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i) Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j) Amendments. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholders.

     (k) Counterparts. This Warrant Agreement and any exhibit hereto may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Warrant Agreement or any exhibit hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

                                     *******

                                WEIGH-TRONIX, LLC

                                WARRANT AGREEMENT

                                 Signature Page
                                 --------------

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by their respective officers thereunto duly authorized as of the Effective Date.

                                      WEIGH-TRONIX, LLC


                                      By: /s/ Weigh-Tronix, LLC
                                         ----------------------------------

                                      Title:
                                            -------------------------------


                                      MARCONI, INC.


                                      By:  /s/ Marconi, Inc.
                                         ----------------------------------

                                      Title:
                                            -------------------------------

                                   SCHEDULE 1
                                   ----------





Notice to Warrantholder:
-----------------------

Marconi, Inc.
c/o Marconi Data Systems Inc.
1500 Mittel Boulevard
Wood Dale, IL 60191-1073

Attention:  Patricia Hoffman
Fax:  001-630-238-3998

Copy to:
-------

Norman Porter
Marconi Corporation plc
One Bruton Street
London WIX 8AQ

Fax:  0207-306-1395

Notice to Company:
-----------------

Weigh-Tronix, LLC
293 S. Main Street
Providence, RI  02903

Attention:  John J. McCann, III

Fax:  401-751-8829

                                   EXHIBIT A
                                   ---------

                              WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

THE TRANSFER OR EXCHANGE OF THIS WARRANT MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

NO. __                                                                    [DATE]
                                                                          ------

                          VOID AFTER 5:00 P.M. EASTERN

                              TIME ON JUNE 13, 2010

                                WEIGH-TRONIX, LLC

                               Warrant Certificate

     THIS CERTIFIES THAT for value received, Marconi, Inc. or its registered assigns, is the owner of a Warrant which entitles it to purchase subject to the terms and conditions of the Warrant Agreement, (hereinafter defined), Class A Membership Interests of the equity interests (the "Membership Interests") of Weigh-Tronix, LLC, a Delaware limited liability company (the "Company"), at the aggregate purchase price of $1,980,052.50 (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Notice of Exercise attached hereto as Appendix I duly executed. As provided in the Warrant Agreement, the number and kind of Membership Interests which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate, and the Exercise Price at which such Membership Interests are purchasable, are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of June 13, 2000 (the "Warrant Agreement") between the Company and the original holder hereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

     Subject to the terms of the Warrant Agreement, this Warrant Certificate, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or

Warrant Certificates of like tenor and date evidencing a Warrant or Warrants entitling the holder to purchase a like aggregate number of Membership Interests as the Warrant evidenced by the Warrant Certificate surrendered entitled such holder to purchase.

     No holder of this Warrant Certificate shall be entitled to vote or receive profits or be deemed the holder of Membership Interests or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a member of the Company or any right to vote for the election of managers or upon any matter submitted to members at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of units, reclassification of units, change of par value or change of units to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Membership Interests purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement, but without prejudice to Warrantholders' rights as holders of the Company's Warrants.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Membership Interests are closed for any purpose, the Company shall not be required to make delivery of certificates for Membership Interests purchasable upon such exercise until the date of the reopening of said transfer books.

     The Company shall not close its transfer books in the sixty (60) days prior to a Forced Exercise Event, Restructuring Event or Capital Event.

                  [Remainder of page left blank intentionally]

                                WEIGH-TRONIX, LLC

                               WARRANT CERTIFICATE

                                 Signature Page
                                 --------------

     IN WITNESS WHEREOF, WEIGH-TRONIX, LLC has caused the signature (or facsimile signature) of its President and Secretary to be printed hereon and its corporate seal (or facsimile) to be printed hereon.

Attest:                                  WEIGH-TRONIX, LLC

_____________________________            By:_____________________________
Secretary                                   Title:

[SEAL]

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------

[Strike paragraph that does not apply.]

     1. The undersigned hereby elects to purchase __________ Membership Interests of Weigh-Tronix, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Membership Interests in full.

     2. Please issue a certificate or certificates representing said Membership Interests in the name of the undersigned or in such other name as is specified below:

                        -------------------------------
                                     (Name)


                        -------------------------------

                        -------------------------------
                                   (Address)

     3. The undersigned represents it is acquiring the Membership Interests solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

--------------------------------------------------------
   (Date)  (Signature)

                           ACKNOWLEDGMENT OF EXERCISE

  The undersigned hereby acknowledges receipt of the "Notice of Exercise" from Warrantholders, to purchase ____________ Membership Interests of Weigh-Tronix, LLC, pursuant to the terms of the Warrant Agreement, and further acknowledges that _________________ Membership Interests remain subject to purchase under the terms of the Warrant Agreement.

                                      Company:  Weigh-Tronix, LLC


                                      By:

                                      Title:

                                      Date:

                                   APPENDIX II

                                 TRANSFER NOTICE
                                 ---------------

     (To transfer or assign the Warrant Agreement referenced in the attached Warrant, execute this form and supply required information. Do not use this form to purchase Membership Interests.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to ______________________
                                                            (Please Print)

whose address is


                          Dated: ______________________________

                          Holder's Signature: ______________________________

                          Holder's Address: ________________________________

                                            ________________________________



Signature Guaranteed: _________________________________________
[or equivalent certification]


NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.